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Exhibit 10.3

LIMITED WAIVER AND THIRD AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT

        This LIMITED WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Waiver and Amendment") is dated as of February 3, 2003 and entered into by and among PETCO ANIMAL SUPPLIES, INC., a Delaware corporation ("Company"), the financial institutions executing the Consent of Lender (the "Consent") in the form of Exhibit A annexed hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), as administrative agent for Lenders (in such capacity, "Administrative Agent"), and is made with reference to that certain Amended and Restated Credit Agreement dated as of October 26, 2001, as amended by the Limited Waiver, Consent and Amendment Regarding Initial Public Offering dated as of February 1, 2002 and as further amended by the Second Amendment to Amended and Restated Credit Agreement dated as of July 31, 2002 (as so amended, the "Credit Agreement"), by and among Company, Lenders, Administrative Agent, GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

        WHEREAS, Company and Lenders desire to waive certain requirements of subsections 2.4B(iii)(d) and 7.5 of the Credit Agreement in connection with the Offering (as defined below), to amend subsections 1.1, 7.5, 7.8 and 8.11 of the Credit Agreement, and to waive the requirements of subsection 2.4B(iii)(e) for the Fiscal Year ending February 1, 2003, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. EFFECTIVENESS

        This Waiver and Amendment shall become effective as of the date hereof upon (i) the execution of counterparts hereof by Company and counterparts of the Consents by Lenders constituting Requisite Lenders and receipt by Company and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof, (ii) the receipt by Administrative Agent for the account of each Lender that executes this Waiver and Amendment prior to 12:00 Noon, New York Time, January 31, 2003 of a waiver effectiveness fee equal to 0.125% of the sum of such Lender's Revolving Loan Commitment and the principal amount of the Term Loans held by such Lender and (iii) the receipt by Administrative Agent of counterparts of the Waiver and Amendment Confirmation dated as of the date hereof in the form of Exhibit B annexed hereto (the "Waiver Confirmation"), executed by each of the Loan Parties; provided, however, if the Offering is not consummated on or before May 31, 2003, the waiver set forth in Section 2(a) shall terminate and shall be of no further force and effect and the amendment set forth in Section 3(d) shall not become effective.

Section 2. WAIVERS

        (a)  Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby waive compliance with the provisions of subsections 2.4B(iii)(d) and 7.5 of the Credit Agreement to the extent, and only to the extent, necessary to permit Company to (A) use 100% of the Net Equity Securities Proceeds of the Offering (as defined below) to redeem or repurchase from time to time up to $40.0 million in aggregate principal amount of its New Senior Subordinated Notes plus any redemption premiums, interest and transaction expenses related to such redemptions or repurchases and (B) retain any Net Equity Securities Proceeds of the Offering in excess of the amounts applied under the immediately preceding clause (A); provided that (x) the Offering shall be consummated on or before May 31, 2003, (y) the Net

Equity Securities Proceeds of the Offering shall be at least $40.0 million, and (z) simultaneously with the consummation of the Offering, Company shall pay to Administrative Agent for the account of each Lender that executes this Waiver and Amendment prior to 12:00 Noon, New York Time, January 31, 2003 an offering consummation fee equal to 0.125% of the sum of such Lender's Revolving Loan Commitment and the principal amount of the Term Loans held by such Lender, it being understood that such offering consummation fee shall not be payable unless the Offering is consummated.

        As used in this Waiver and Amendment, the term "Offering" shall mean a public offering of Company's common stock, including the exercise of any overallotment option by the underwriters in connection therewith.

        (b)  Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Company herein contained, Lenders hereby waive compliance with the provisions of subsection 2.4B(iii)(e) for the Fiscal Year ending February 1, 2003.

Section 3. AMENDMENTS

        (a)  Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

        "Third Amendment" means the Limited Waiver and Third Amendment to Amended and Restated Credit Agreement, dated as of February 3, 2003, by and among Company, Requisite Lenders and Administrative Agent.

        "Transaction Costs" means the fees, costs and expenses payable or reimbursable by Company or any of its Subsidiaries in connection with the transactions contemplated by (i) the Loan Documents and the Related Agreements, (ii) the refinancing of the Existing Senior Subordinated Notes, (iii) the Limited Waiver, Consent and Amendment Regarding Initial Public Offering dated as of February 1, 2002, (iv) the Second Amendment and (v) the Third Amendment.

        (b)  Subsection 7.5 of the Credit Agreement is hereby amended by adding a new clause (v) at the end thereof:

        ", and (v) Company may from and after the date of the Third Amendment (i) redeem or repurchase from time to time through the date which is 270 days after the closing of the Offering (as defined in the Third Amendment) up to $40.0 million in aggregate principal amount of its New Senior Subordinated Notes with the Net Equity Securities Proceeds of the Offering as permitted by Section 2(a) of the Third Amendment and (ii) redeem or repurchase from time to time up to an additional $50.0 million in aggregate principal amount of its New Senior Subordinated Notes, provided that at the time of any redemption or repurchase pursuant to clause (ii) of this subsection 7.5(v), after giving effect to such redemption or repurchase (including the incurrence of any Indebtedness in connections therewith), the Company's Consolidated Pro Forma Senior Leverage Ratio is less than or equal to 1.25:1.00."

        (c)  Subsection 7.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

        "Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures in an aggregate amount in excess of (x) $68,860,710 for the Fiscal Year ending on the Saturday closest to January 31 in 2003, (y) $85,000,000 for each Fiscal Year ending on the Saturday closest to January 31 in 2004 and 2005, and (z) $90,000,000 for each Fiscal Year thereafter (such amount, for each Fiscal Year, the "Maximum Expenditure Amount"), provided that the Maximum Expenditure Amount for any Fiscal Year, beginning with the Fiscal Year ending in 2004, shall be increased by an amount equal to the excess, if any, of the Maximum Expenditure Amount for the previous year (without giving effect to any previous adjustment made in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year, but in no event shall such increase exceed 10% of the Maximum Expenditure Amount for such previous Fiscal Year, provided, further that notwithstanding the limitations set forth in clauses (x), (y) and (z) herein,

Company may make or incur additional Consolidated Capital Expenditures from and after the date of the Third Amendment in an aggregate amount not to exceed $15 million for the purpose of purchasing the land and improvements comprising Company's corporate headquarters (or a portion thereof)."

        (d)  Subject to the effectiveness of the waiver set forth in Section 2(a), subsection 8.11 of the Credit Agreement is hereby amended by deleting all references to "35%" therein and substituting "20%" therefor.

SECTION 4. LIMITATION OF WAIVERS

        Without limiting the generality of the provisions of subsections 10.6, 10.7 and 10.10 of the Credit Agreement, the waivers set forth above shall be limited precisely as written and relate solely to the noncompliance by Company with the provisions of subsections 2.4B(iii)(d), 2.4B(iii)(e) and 7.5 of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver and Amendment shall be deemed to:

        (a)  constitute a waiver of compliance by Company with respect to (i) subsections 2.4 or 7.5 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the Offering or otherwise); or

        (b)  prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

        Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

SECTION 5. REPRESENTATIONS AND WARRANTIES

        In order to induce Lenders to enter into this Waiver and Amendment, Company hereby represents and warrants that after giving effect to this Waiver and Amendment:

        (a)  as of the date hereof, there exists no Event of Default or Potential Event of Default under the Credit Agreement;

        (b)  all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

        (c)  as of the date hereof, Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

Section 6. COUNTERPARTS

        This Waiver and Amendment may be executed in any number of counterparts and by different parties hereto and thereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

Section 7. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS

        On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Waiver and Amendment.

Section 8. GOVERNING LAW

        THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

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        IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:
PETCO ANIMAL SUPPLIES, INC.
	By:	/s/ JAMES M. MYERS
Name: James M. Myers Title: Executive Vice President and Chief Financial Officer
ADMINISTRATIVE AGENT:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent
	By:	/s/ ALEX Y. KIM
Name: Alex Y. Kim Title: Vice President
LENDERS:
Per Individual Consents executed by each signing Lender

EXHIBIT A
CONSENT OF LENDER

        This Consent of Lender is delivered by the undersigned Lender with reference to that certain Amended and Restated Credit Agreement dated as of October 26, 2001, as amended by the Limited Waiver, Consent and Amendment Regarding Initial Public Offering dated as of February 1, 2002 and as further amended by the Second Amendment to Amended and Restated Credit Agreement dated as of July 31, 2002 by and among Petco Animal Supplies, Inc., a Delaware corporation, the Lenders from time to time party thereto ("Lenders"), Wells Fargo Bank, National Association, as Administrative Agent, Goldman Sachs Credit Partners L.P., as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent. The undersigned Lender hereby consents to the Limited Waiver and Third Amendment to Amended and Restated Credit Agreement dated as of February 3, 2003.

[Name of Lender]
By:

Name:

Title:

EXHIBIT B
WAIVER AND AMENDMENT CONFIRMATION

        This WAIVER AND AMENDMENT CONFIRMATION is dated as of February 3, 2003 (the "Waiver Confirmation") and entered into by and among PETCO ANIMAL SUPPLIES, INC., a Delaware corporation ("Company"), INTERNATIONAL PET SUPPLIES AND DISTRIBUTION, INC., a California corporation ("IPSD"), PETCO SOUTHWEST, INC., a California corporation ("Southwest Inc."), PETCO SOUTHWEST, L.P., a California limited partnership ("Southwest L.P."), PET CONCEPTS INTERNATIONAL, a California corporation ("Pet Concepts"), PM MANAGEMENT INCORPORATED, a California corporation ("PM Management") (collectively the "Loan Parties") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for and representative of (in such capacity the "Secured Party") the financial institutions ("Lenders") party to the Credit Agreement referred to below.

R E C I T A L S

        WHEREAS, pursuant to that certain Amended & Restated Credit Agreement dated as of October 26, 2001, as amended by the Limited Waiver, Consent and Amendment Regarding Initial Public Offering dated as of February 1, 2002 and as further amended by the Second Amendment to Amended and Restated Credit Agreement dated as of July 31, 2002 by and among Company, Secured Party, Goldman Sachs Credit Partners, L.P., as syndication agent (in such capacity the "Syndication Agent"), General Electric Capital Corporation, as documentation agent (in such capacity the "Documentation Agent") and the Lenders named therein (as amended, the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), Lenders extended the credit facilities set forth in the Credit Agreement to Company; and

        WHEREAS, pursuant to the terms of the Credit Agreement (i) each Loan Party pledged and granted a security interest in certain of its real property, (ii) each domestic Loan Party pledged all of its capital stock in each of its subsidiaries, whether then existing or thereafter created or acquired, (iii) each of IPSD, Southwest Inc., Southwest L.P., Pet Concepts and PM Management guaranteed the obligations of Company and (iv) each Loan Party granted a security interest in substantially all of its assets to the Secured Party; and

        WHEREAS, Company, Lenders and Secured Party desire to waive and amend certain provisions of the Credit Agreement pursuant to the Limited Waiver and Third Amendment to Amended and Restated Credit Agreement, dated as of February 3, 2003 (the "Waiver and Amendment");

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party and the Secured Party hereby agrees as follows:

Section 1. CONFIRMATION.

        (a)  Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Waiver and Amendment and consents to the Waiver and Amendment and this Waiver Confirmation. Each Loan Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound, and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations" as the case may be (in each case as the applicable terms are defined in the applicable Credit Support Document), including, without limitation, the payment and performance of all such "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be, in respect of the Obligations of each of the Loan Parties now or hereafter existing under or in respect of the Credit Agreement and the Notes defined therein.

        (b)  Each Loan Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound, shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Waiver and Amendment.

        (c)  Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in the Waiver and Amendment, such Guarantor is not required by the terms of either the Credit Agreement or any other Loan Document to consent to the Waiver and Amendment and (ii) nothing in the Credit Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments of or waivers to the Credit Agreement.

Section 2. MISCELLANEOUS.

        (a)  The execution, delivery and performance of this Waiver Confirmation shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Secured Party or of any Lender under, the Credit Agreement or any of the other Loan Documents.

        (b)  THIS WAIVER CONFIRMATION SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        (c)  This Waiver Confirmation may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.In witness whereof, the parties hereto have caused this Waiver Confirmation to be duly executed and delivered as of the date first written above.

PETCO ANIMAL SUPPLIES, INC.
By

	Name:	James M. Myers
	Title:	Executive Vice President and Chief Financial Officer
	Address:	9125 Rehco Road San Diego, California 92121
INTERNATIONAL PET SUPPLIES AND DISTRIBUTION, INC.
By

	Name:	James M. Myers
	Title:	Senior Vice President and Chief Financial Officer
	Address:	9125 Rehco Road San Diego, California 92121

PETCO SOUTHWEST, INC.
By

	Name:	James M. Myers
	Title:	Senior Vice President and Chief Financial Officer
	Address:	9125 Rehco Road San Diego, California 92121
PET CONCEPTS INTERNATIONAL
By

	Name:	James M. Myers
	Title:	Senior Vice President and Chief Financial Officer
	Address:	9125 Rehco Road San Diego, California 92121
PM MANAGEMENT INCORPORATED
By

	Name:	James M. Myers
	Title:	Senior Vice President and Chief Financial Officer
	Address:	9125 Rehco Road San Diego, California 92121
PETCO SOUTHWEST, L.P.
by PETCO ANIMAL SUPPLIES, INC. Its General Partner
By

	Name:	James M. Myers
	Title:	Executive Vice President and Chief Financial Officer
	Address:	9125 Rehco Road San Diego, California 92121
WELLS FARGO BANK, NATIONAL ASSOCATION as Secured Party
By

	Name:	Alex Y. Kim
	Title:	Vice President
	Address:	333 South Grand Avenue, 9th Floor Los Angeles, California 90071

EXHIBIT A
CONSENT OF LENDER

        This Consent of Lender is delivered by the undersigned Lender with reference to that certain Amended and Restated Credit Agreement dated as of October 26, 2001, as amended by the Limited Waiver, Consent and Amendment Regarding Initial Public Offering dated as of February 1, 2002 and as further amended by the Second Amendment to Amended and Restated Credit Agreement dated as of July 31, 2002 by and among Petco Animal Supplies, Inc., a Delaware corporation, the Lenders from time to time party thereto ("Lenders"), Wells Fargo Bank, National Association, as Administrative Agent, Goldman Sachs Credit Partners L.P., as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent. The undersigned Lender hereby consents to the Limited Waiver and Third Amendment to Amended and Restated Credit Agreement dated as of February 3, 2003.

[Name of Lender]
By:

Name:

Title:

EXHIBIT B
WAIVER AND AMENDMENT CONFIRMATION

        This WAIVER AND AMENDMENT CONFIRMATION is dated as of February 3, 2003 (the "Waiver Confirmation") and entered into by and among PETCO ANIMAL SUPPLIES, INC., a Delaware corporation ("Company"), INTERNATIONAL PET SUPPLIES AND DISTRIBUTION, INC., a California corporation ("IPSD"), PETCO SOUTHWEST, INC., a California corporation ("Southwest Inc."), PETCO SOUTHWEST, L.P., a California limited partnership ("Southwest L.P."), PET CONCEPTS INTERNATIONAL, a California corporation ("Pet Concepts"), PM MANAGEMENT INCORPORATED, a California corporation ("PM Management") (collectively the "Loan Parties") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for and representative of (in such capacity the "Secured Party") the financial institutions ("Lenders") party to the Credit Agreement referred to below.

R E C I T A L S

        WHEREAS, pursuant to that certain Amended & Restated Credit Agreement dated as of October 26, 2001, as amended by the Limited Waiver, Consent and Amendment Regarding Initial Public Offering dated as of February 1, 2002 and as further amended by the Second Amendment to Amended and Restated Credit Agreement dated as of July 31, 2002 by and among Company, Secured Party, Goldman Sachs Credit Partners, L.P., as syndication agent (in such capacity the "Syndication Agent"), General Electric Capital Corporation, as documentation agent (in such capacity the "Documentation Agent") and the Lenders named therein (as amended, the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), Lenders extended the credit facilities set forth in the Credit Agreement to Company; and

        WHEREAS, pursuant to the terms of the Credit Agreement (i) each Loan Party pledged and granted a security interest in certain of its real property, (ii) each domestic Loan Party pledged all of its capital stock in each of its subsidiaries, whether then existing or thereafter created or acquired, (iii) each of IPSD, Southwest Inc., Southwest L.P., Pet Concepts and PM Management guaranteed the obligations of Company and (iv) each Loan Party granted a security interest in substantially all of its assets to the Secured Party; and

        WHEREAS, Company, Lenders and Secured Party desire to waive and amend certain provisions of the Credit Agreement pursuant to the Limited Waiver and Third Amendment to Amended and Restated Credit Agreement, dated as of February 3, 2003 (the "Waiver and Amendment");

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party and the Secured Party hereby agrees as follows:

Section 1. CONFIRMATION.

        (a)  Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Waiver and Amendment and consents to the Waiver and Amendment and this Waiver Confirmation. Each Loan Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound, and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations" as the case may be (in each case as the applicable terms are defined in the applicable Credit Support Document), including, without limitation, the payment and performance of all such "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be, in respect of the Obligations of each of the Loan Parties now or hereafter existing under or in respect of the Credit Agreement and the Notes defined therein.

        (b)  Each Loan Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound, shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Waiver and Amendment.

        (c)  Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in the Waiver and Amendment, such Guarantor is not required by the terms of either the Credit Agreement or any other Loan Document to consent to the Waiver and Amendment and (ii) nothing in the Credit Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments of or waivers to the Credit Agreement.

Section 2. MISCELLANEOUS.

        (a)  The execution, delivery and performance of this Waiver Confirmation shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Secured Party or of any Lender under, the Credit Agreement or any of the other Loan Documents.

        (b)  THIS WAIVER CONFIRMATION SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        (c)  This Waiver Confirmation may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.In witness whereof, the parties hereto have caused this Waiver Confirmation to be duly executed and delivered as of the date first written above.

PETCO ANIMAL SUPPLIES, INC.
By

	Name:	James M. Myers
	Title:	Executive Vice President and Chief Financial Officer
	Address:	9125 Rehco Road San Diego, California 92121
INTERNATIONAL PET SUPPLIES AND DISTRIBUTION, INC.
By

	Name:	James M. Myers
	Title:	Senior Vice President and Chief Financial Officer
	Address:	9125 Rehco Road San Diego, California 92121

PETCO SOUTHWEST, INC.
By

	Name:	James M. Myers
	Title:	Senior Vice President and Chief Financial Officer
	Address:	9125 Rehco Road San Diego, California 92121
PET CONCEPTS INTERNATIONAL
By

	Name:	James M. Myers
	Title:	Senior Vice President and Chief Financial Officer
	Address:	9125 Rehco Road San Diego, California 92121
PM MANAGEMENT INCORPORATED
By

	Name:	James M. Myers
	Title:	Senior Vice President and Chief Financial Officer
	Address:	9125 Rehco Road San Diego, California 92121
PETCO SOUTHWEST, L.P.
by PETCO ANIMAL SUPPLIES, INC. Its General Partner
By

	Name:	James M. Myers
	Title:	Executive Vice President and Chief Financial Officer
	Address:	9125 Rehco Road San Diego, California 92121
WELLS FARGO BANK, NATIONAL ASSOCATION as Secured Party
By

	Name:	Alex Y. Kim
	Title:	Vice President
	Address:	333 South Grand Avenue, 9th Floor Los Angeles, California 90071

QuickLinks

LIMITED WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
RECITALS
EXHIBIT A CONSENT OF LENDER
EXHIBIT B WAIVER AND AMENDMENT CONFIRMATION
R E C I T A L S
EXHIBIT A CONSENT OF LENDER
EXHIBIT B WAIVER AND AMENDMENT CONFIRMATION
R E C I T A L S